UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007
___________

SPORTSQUEST, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	033-09218 (Commission File Number)	22-2742564 (I.R.S. Employer Identification No.)

801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)

Registrant’s telephone number, including area code: (757) 572-9241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 7, 2007, the Board of Directors of SportsQuest, Inc. (the “Company”) announced that it had cancelled a dividend of Series A Convertible Preferred Stock of Greens Worldwide Incorporated (“GRWW”), par value $10.00 per share, to holders of record of common stock of the Company as of the close of market on October 31, 2007. The Company conditioned the dividend on the receipt of an opinion of counsel for GRWW of the dividend’s exempt status under the Securities Act of 1933. Because GRWW has determined that no exemption is available, the Board of Directors of the Company has cancelled the dividend.

A copy of the press release that the Company issued on December 7, 2007 with respect to these events is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSQUEST, INC.

Date: December 7, 2007	By:	/s/ R. Thomas Kidd
R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 7, 2007.